UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange at of 1934

Date of Report (Date of earliest event reported): January 24, 2003

i2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas		75234 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (469) 357-1000

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of i2 Technologies, Inc. under the Securities Act of 1933, as amended.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1    Press release.

ITEM 9.    REGULATION FD DISCLOSURE

On January 24, 2003, i2 Technologies, Inc. (the “Company”) issued a press release announcing that the Company’s conference call with analysts and investors regarding its release of results for the fourth quarter of 2002, which was originally scheduled for Tuesday, January 28 at 4:00 p.m. (CST), has been rescheduled to Monday, January 27 at 7:30 a.m. (CST). A copy of the Company’s press release, announcing the change is included in this report as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated:  January 24, 2003

By:	/s/ WILLIAM M. BEECHER
William M. Beecher Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release.

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